UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 8, 2024

Assure Holdings Corp.

(Exact name of registrant as specified in its charter)

Nevada	001-40785	82-2726719
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7887 East Belleview Avenue, Suite 240 Denver, CO	80111
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 720-287-3093

_____________________________________________

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	IONM	NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On January 8, 2024, Assure Holdings Corp. (the “Company”) entered into a Payment Accomodation Agreement dated effective December 29, 2023 (the “Payment Accomodation Agreement”) which provided an accomodation in the payment terms of that certain commitment letter issued by Centurion Financial Trust (the “Lender”) in favor of the Company on March 8, 2021 and accepted by the Company on that same date (the “Original Commitment Letter”, and as amended by the Amending Agreement dated November 23, 2021 (the “Commitment Letter”).

Pursuant to the Payment Accomdation Agreement, in consideration of the payment of an accomodation fee of $100,000 to be paid by capitalization to the principal amount owing pursuant to the Commitment Letter, has agreed to capitalize the interest payment otherwise to be paid December 1, 2023 ($130,625 USD) and January 1, 2024 ($132,176.17 USD) to the principal amount of the loan to be repaid on the repayment currently expected by January 31, 2024. This accommodation is as to these two referenced payments only.

Item 8.01 Other Events.

As previously announced in Assure Holdings Corp.’s (the “Company”) Current Report on Form 8-K as filed with the Commission on January 3, 2024, the Company’s 2023 annual meeting of stockholders originally held on December 27, 2023 (the “2023 Annual Meeting”) was adjourned until January 19, 2024 in relation to Proposal 3 - To approve the amendment of the Company’s Articles of Incorporation, to increase the number of authorized shares (the “Authorized Share Increase”) in the Company’s common shares from 9,000,000 to 250,000,000 and Proposal 4 - To approve the amendment of the Company’s Articles of Incorporation to permit the issuance of 10,000,000 shares of preferred stock with rights and preferences to be determined by the Company’s Board of Directors from time to time (the “Blank Check Preferred Amendment”).

The reconvened 2023 Annual Meeting will be held on January 19, 2024 at the same location and same time as the original 2023 Annual Meeting, being at the Las Vegas Marriott Laughlin Conference Center, 17th Floor, Red Rock Conference Room, 325 Convention Center Drive, Las Vegas, Nevada, 89109 at 2:00 p.m. Pacific Standard Time (“PST”).

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Name
104	Cover Page Interactive Data File (formatted in Inline XBRL and included as Exhibit 101).

SIGNATURE

Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ASSURE HOLDINGS CORP.

Date: January 12, 2024	By:	/s/ John Farlinger
	Name:	John Farlinger
	Title:	Chief Executive Officer